SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of Report: January 4, 2002

SERVICE MERCHANDISE COMPANY, INC.
 (Debtor-in-Possession as of March 27, 1999)

(Exact name of registrant as specified in its charter)

Tennessee	1-9223	62-0816060

(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer

Identification No.)

7100 Service Merchandise Boulevard, Brentwood, TN	37027

(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (615) 660-6000

Not Applicable

(Former name or former address, if changed since last report)

Item 5. Other Events
SIGNATURES
PRESS RELEASE

Item 5. Other Events

     See attached press release.

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SIGNATURES

     Pursuant to the requirements of Section 12 of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SERVICE MERCHANDISE COMPANY, INC.

Date: January 4, 2002	By:	/s/ C. Steven Moore C. Steven Moore Senior Vice President, Chief Administrative Officer, Secretary and General Counsel

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EXHIBIT INDEX

No.	Exhibit

99	Press release dated January 4, 2002